SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure. On May 2, 2003, Hancock Holding Company announced by press release that its officers will address financial analysts at the Seventh Annual Gulf South Bank Conference on May 5, 2003 in New Orleans, Louisiana. At the conference, Hancock executive officers will highlight the company's financial performance, corporate business strategies, and economic profiles of Hancock's Gulf South markets. Investors and analysts can access a recording of the presentation for the two weeks beginning May 5, 2003 at www.hancockbank.com.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated May 2, 2003, headed "Hancock Holding
                             Company officers to present at Gulf South Bank
                             Conference."

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:  /s/ Carl J. Chaney
                                        --------------------------------
                                           Carl J. Chaney
                                           Chief Financial Officer

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                              For More Information
May 2, 2003                                        George A. Schloegel, Chief Executive Officer
                                                   Carl J. Chaney, Chief Financial Officer
                                                   Paul D. Guichet, Vice President, Investor Relations
                                                   800.522.6542 or 228.214.5242

                     Hancock Holding Company officers to present at Gulf South Bank Conference

     GULFPORT,  MS (May 2, 2003) - Monday,  May 5, 2003, at 10:45 a.m.  (CST),  officers of Hancock Holding Company
(NASDAQ:  HBHC),  parent company of Hancock Bank, will address financial  analysts from across the nation attending the 7th annual Gulf South Bank Conference at the Ritz-Carlton Hotel in New Orleans, LA.

     At the  conference,  Hancock Chief Executive  Officer George A. Schloegel and Chief Financial  Officer Carl J.
Chaney will highlight the company's financial  performance,  corporate business  strategies,  and economic profiles of Hancock's Gulf South markets.

     Investors may access a live,  listen-only  webcast of Schloegel and Chaney's comments by visiting the Investor
Relations  link at  www.hancockbank.com.  The  presentation  will be archived and available for two weeks after the conference concludes.

     With  assets  exceeding  $4.0  billion,  Hancock  Bank - founded  1899 - stands  among the  strongest,  safest five-star  financial  institutions  in  America.  Hancock  Bank  operates  104  full-service  offices  and over 141 automated teller machines  throughout South  Mississippi and Louisiana as well as subsidiaries  Hancock  Investment
Services, Inc., Hancock Insurance Agency, Hancock Mortgage Corporation, and Harrison Finance Company.

     Additional   corporate   information   and  on-line   banking  and  bill  pay   services   are   available  at
www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.